U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 2, 2009

GREATBATCH, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16137	16-1531026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Wehrle Drive, Clarence, New York	14031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (716) 759-5600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of Greatbatch, Inc. adopted several amendments to Greatbatch, Inc.’s by-laws, effective March 2, 2009. These amendments consisted of: (i) revising the advance notice provisions relating to annual meetings to require proponents to provide additional notice, including representations about the proponents’ intent and any voting or similar agreements with other stockholders (Article 1, Section 1.1) and for director nominations (Article 2, Section 2.3); (ii) providing for uncertificated shares of stock to be evidenced by a book-entry system, by stock certificates, or by a combination of both (Article 7, Section 7.1); and (iii) clarifying the definition of the fiscal year (Article 11).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. 3.2 – Greatbatch, Inc. Amended and Restated By-Laws, effective as of March 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREATBATCH, INC.

Dated:	March 5, 2009	By:	/s/ Thomas J. Mazza
Thomas J. Mazza
Senior Vice President &
Chief Financial Officer